                                                                      Exhibit 1


        NUMBER                                                  SHARES

        BT              BRISTOL TECHNOLOGY SYSTEMS, INC.


INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                          CUSIP  110202  10 8


This Certifies that








is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                       BRISTOL TECHNOLOGY SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


CHAIRMAN AND SECRETARY                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR


                  BY                                        AUTHORIZED SIGNATURE
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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common
        TEN ENT -- as tenants by the entireties
        JT TEN  -- as joint tenants with right of
                   survivorship and not as tenants
                   in common


        UNIF GIFT MIN ACT -- .............Custodian.............
                                (Cust)                (Minor)
                             under Uniform Gifts to Minors
                             Act................................
                                          (State)
        UNIF TRF MIN ACT  -- ......Custodian (until age .......)
                             (Cust)
                             ............under Uniform Transfers
                               (Minor)
                             to Minors Act......................
                                               (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto




PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                        X _____________________________________

                                        X _____________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By ____________________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15